SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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JNL Investors Series Trust
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Dear shareholders:

As shareholders of JNL Investors Series Trust (the “Trust”), you are entitled to notice of a change in sub-adviser for the JNL Government Money Market Fund (the “Fund”), a series of the Trust.

On October 10-11, 2023, the Board of Trustees (the “Board”) of the Trust voted to replace Wellington Management Company LLP (“Wellington”) with Mellon Investments Corporation (“Mellon”) as the sub-adviser for the Fund, effective February 1, 2024. Dreyfus, a division of Mellon, will be responsible for managing the investment and reinvestment of assets of the Fund. Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the Fund.

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed a supplement to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call 1-800-392-2909 or write to the JNL Investors Series Trust, 225 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Investors Series Trust

Information Statement To Shareholders Regarding:

JNL Investors Series Trust

JNL Government Money Market Fund

January 22, 2024

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Investors Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 1 series, the JNL Government Money Market Fund (the “Fund”).

As investment adviser to the Fund, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates an investment sub-adviser (the “Sub-Adviser”) to manage the investment and reinvestment of the assets of the Fund. While the Sub-Adviser is primarily responsible for the day-to-day portfolio management of the Fund, JNAM monitors the Sub-Adviser’s compliance with the investment objectives and related policies of the Fund and reviews the performance of the Sub-Adviser and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors.

On October 10-11, 2023, the Board, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the Fund voted to replace Wellington Management Company LLP (“Wellington”) with Mellon Investments Corporation (“Mellon”) as the Sub-Adviser for the Fund and to approve an investment sub-advisory agreement between JNAM and Mellon (the “Mellon Sub-Advisory Agreement”), appointing Mellon as the new Sub-Adviser to the Fund. Mellon currently serves as a Sub-Adviser to other funds advised by JNAM. Dreyfus, a division of Mellon, will be responsible for investment and reinvestment of assets of the Fund.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the Mellon Sub-Advisory Agreement and about Mellon’s appointment as the new Sub-Adviser to the Fund, effective February 1, 2024.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Mellon is located at BNY Mellon Center, One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. Mellon is a subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), a multi-boutique asset management business. Dreyfus is located at 200 Park Avenue, New York, New York 10166. Dreyfus is a division of Mellon specializing in cash and liquidity management.

This Information Statement is being provided to shareholders of record for the Fund as of December 31, 2023. It will be mailed on or about January 23, 2024.

II.	Investment Sub-Advisory Agreement with Mellon Investments Corporation

Wellington is the current Sub-Adviser to the Fund, pursuant to an Amended and Restated Sub-Advisory Agreement between JNAM and Wellington, effective September 1, 2022, as amended, which was most recently approved by the Board at a meeting held on August 29-31, 2023. On October 10-11, 2023, the Board, including the Independent Trustees, voted to replace Wellington with Mellon as Sub-Adviser for the Fund and approved the Mellon Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the Mellon Sub-Advisory Agreement because Mellon is not affiliated with JNAM.

The following description of the Mellon Sub-Advisory Agreement is qualified by the Mellon Sub-Advisory Agreement, attached as Exhibit A.

The Mellon Sub-Advisory Agreement provides that it will remain in effect for its initial term through September 30, 2025, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Mellon Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board (including a majority of the Independent Trustees), by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Adviser and Mellon, by the Adviser (with consent of the Board, including a majority of the Independent Trustees), or by Mellon on sixty days’ written notice to the Trust and the Adviser. The Mellon Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Mellon Sub-Advisory Agreement generally provides that Mellon, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents, or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund or the Adviser in connection with the performance of Mellon’s duties under the Mellon Sub-Advisory Agreement or its failure to perform due to events beyond the reasonable control of Mellon or its Agents, except for a loss resulting from Mellon’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Mellon Sub-Advisory Agreement.

The management fees to be paid by the Fund will not increase as a result of the change in Sub-Adviser. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Government Money Market Fund
Advisory Fee Rates Before and After the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	0.090%
$1 billion to $3 billion	0.080%
$3 billion to $5 billion	0.070%
Over $5 billion	0.060%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2023. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL Government Money Market Fund	$3,290,260 (0.11% of the Fund's assets)

JNAM is responsible for paying the Sub-Adviser out of its own resources. Under the Mellon Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate Wellington. Wellington is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL Government Money Market Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $1 billion	0.040%
$1 billion to $4 billion	0.025%
Over $4 billion	0.020%

Under the Mellon Sub-Advisory Agreement, Mellon will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL Government Money Market Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Net Assets	Annual Rate
All Assets	0.02%

For the year ended December 31, 2023, JNAM paid Wellington $743,699 in sub-advisory fees for its services to the Fund (0.03% of the Fund’s net assets). The pro forma sub-advisory fees would have been lower assuming the Mellon Sub-Advisory Agreement was in place for the applicable period.

III.        Description of Mellon Investments Corporation

Mellon is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of BNY Mellon. BNY Mellon is a publicly traded financial holding company. Mellon is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108. Dreyfus is located at 200 Park Avenue, New York, New York 10166. Dreyfus is a division of Mellon specializing in cash and liquidity management.

Executive/Principal Officers and Directors of Mellon:

Names	Title	Principal Address
Smits, Hanneke	Director	160 Queen Victoria St. London EC4V 4LA, United Kingdom
Najjar, Lori, Ann	Chief Compliance Officer	One Boston Place, 201 Washington St. Boston, MA 02108
Pierce, Stephanie, Miller	Chief Executive Officer & Director	One Boston Place, 201 Washington St. Boston, MA 02108
Drake, Giuliette	Chief Financial Officer	144 Glenn Curtiss Boulevard Uniondale, NY 11556
Mackenzie-Perman, Kimberly	Director	240 Greenwich St. New York, NY 10286

Mellon is a direct wholly owned subsidiary of MBC Investments Corporation, a Delaware corporation (“MBC”). MBC is a holding company, the principal business activities of which are to hold the stock of various other companies. The address of the principal office of MBC is Bellevue Corporate Center, 301 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809.

MBC is a direct wholly owned subsidiary of BNY Mellon IHC, LLC, a Delaware limited liability company (“BNY Mellon IHC”). BNY Mellon IHC is a holding company, the principal business activities of which are to hold the stock of various other companies. The address of the principal office of BNY Mellon IHC is 240 Greenwich Street, New York, New York 10286.

BNY Mellon IHC is a direct wholly owned subsidiary of BNY Mellon. Its principal business is divided into two principal segments, Investment Services and Investment and Wealth Management. The address of the principal office of BNY Mellon is 240 Greenwich Street, New York, New York, 10286.

As the Sub-Adviser to the Fund, Mellon and its Dreyfus division will provide the Fund with investment research, advice, and supervision, and will manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of December 31, 2023, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Mellon, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Mellon or any other entity controlling, controlled by or under common control with Mellon. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2023, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Mellon, any parent or subsidiary of Mellon, or any subsidiary of the parent of such entities was or is to be a party.

For a comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

IV.	Other Investment Companies Advised by Mellon Investments Corporation

The following table sets forth the size and rate of compensation for other funds advised by Mellon having similar investment objectives and policies as those of the Fund.

Similar Mandate	Assets Under Management as of December 31, 2023 (millions)	Rate of Compensation
Comparable Fund 1	$2,145	0.04% of the Portfolio’s average daily assets up to and including $1.5 Billion 0.0375% of the Portfolio’s average daily net assets in excess of $1.5 Billon
Comparable Fund 2	$560	0.04% of the Portfolio’s average daily assets up to and including $1.5 Billion 0.0375% of the Portfolio’s average daily net assets in excess of $1.5 Billion
Comparable Fund 3	$227	0.04% of the Portfolio’s average daily assets up to and including $1.5 Billion 0.0375% of the Portfolio’s average daily net assets in excess of $1.5 Billion

V.	Evaluation by the Board of Trustees

The Board oversees the management of the Trust and its separate series (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with JNAM and each Fund’s Sub-Adviser(s).

At a meeting on October 10-11, 2023, the Board, including all of the Independent Trustees, considered information relating to a new Sub-Advisory Agreement with Mellon (the “Sub-Adviser”), whereby Mellon would serve as Sub-Adviser to the JNL Government Money Market Fund.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Mellon Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Mellon Sub-Advisory Agreement. At the conclusion of the Board’s discussions, the Board approved the Mellon Sub-Advisory Agreement.

In reviewing the Mellon Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant and the information provided by the Adviser and Sub-Adviser for this meeting and for previous meetings, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) cost of services of the Fund; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows; and (6) other benefits that may accrue to the Sub-Adviser through its relationships with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Mellon Sub-Advisory Agreement. Some of the factors that figured particularly in the Board’s deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Before approving the Mellon Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Adviser and to consider the terms of the Mellon Sub-Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Mellon Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided and to be provided by the Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Adviser, as well as JNAM’s recommendations, based on its review of the Sub-Adviser, in connection with its approval of the Mellon Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of the Sub-Adviser’s portfolio managers who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to the Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to the Sub-Adviser. The Board considered compliance reports about the Sub-Adviser from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services provided and to be provided, as applicable, by the Sub-Adviser under the Mellon Sub-Advisory Agreement.

Investment Performance

The Board reviewed the performance of other funds managed by the proposed Sub-Adviser with investment strategies similar to that of the Fund, the benchmark index, and a peer group.

Costs of Services

The Board reviewed the fees proposed to be paid the Sub-Adviser. The Board reviewed fee data provided by the proposed Sub-Adviser with respect to other funds advised by the proposed Sub-Adviser with investment strategies similar to the Fund. The Board noted that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund), and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

Referring to materials previously provided by the Adviser, the Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by the Sub-Adviser. The Board determined that profits expected to be realized by the Sub-Adviser were not unreasonable.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and the Sub-Adviser, the Board noted that the advisory fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase. The Board also noted that, while the sub-advisory fee arrangement for the Fund does not contain breakpoints that decrease the fee rate as assets increase, the sub-advisory fee for the Fund will be paid by JNAM (not the Fund).

The Board concluded that the Fund’s fee schedules in some measure share economies of scale with shareholders.

Other Benefits to the Sub-Adviser

In evaluating the benefits that may accrue to the Sub-Adviser through its relationships with the Fund, the Board noted that the Sub-Adviser may develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund.

VI.       Additional Information

Ownership of the Fund

As of December 31, 2023, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL Government Money Market Fund (Class I)	2,436,324,417.600
JNL Government Money Market Fund (Class SL)	841,498,575.310

As of December 31, 2023, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

As of December 31, 2023, the folllowing  persons beneficially owned more than 5% of the shares of the Fund:

JNL Government Money Market Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
JNL/BlackRock Global Allocation Fund	1 Corporate Way Lansing, Michigan 48951	16.29%
JNL/DoubleLine® Core Fixed Income Fund	1 Corporate Way Lansing, Michigan 48951	12.12%

JNL Government Money Market Fund – Class SL Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
JNL/Mellon S&P 500 Index Fund	1 Corporate Way Lansing, Michigan 48951	14.48%
JNL/DoubleLine® Core Fixed Income Fund	1 Corporate Way Lansing, Michigan 48951	13.86%
JNL/DoubleLine® Total Return Fund	1 Corporate Way Lansing, Michigan 48951	7.48%
JNL/Vanguard Growth ETF Allocation Fund	1 Corporate Way Lansing, Michigan 48951	6.17%
JNL/Vanguard Moderate Growth ETF Allocation Fund	1 Corporate Way Lansing, Michigan 48951	5.63%
JNL/PPM America High Yield Bond Fund	1 Corporate Way Lansing, Michigan 48951	5.56%

To the knowledge of management of the Trust, as of December 31, 2023, no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2023, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2023, the Fund paid $1,616,405 in administration fees and $0 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the Mellon Sub-Advisory Agreement was approved.

VII.       Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2023, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-392-2909 or write to JNL Investors Series Trust, 225 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606.

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the 1940 Act, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson, a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Jackson is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and an indirect, wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC and Mellon Investments Corporation

JNL Investors Series Trust

Investment Sub-Advisory Agreement

This Investment Sub-Advisory Agreement is effective as of the 1st day of February, 2024 by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”), and Mellon Investments Corporation, a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Adviser has entered into an Amended and Restated Investment Advisory and Management Agreement effective as of September 13, 2021, with JNL Investors Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple series (each, a “Fund”); and

Whereas, the Board of Trustees of the Trust (the “Board of Trustees”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser listed on Schedule A attached hereto, as determined from time to time by the Adviser, in the manner and on the terms set forth herein.

Now, Therefore , in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment . Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement.

2.	Delivery of Documents . Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Amended and Restated Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on September 25, 2017, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.	Management . Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. Adviser and/or the Fund’s custodian will handle matters relating to the Fund participating in any class action settlements and Sub-Adviser shall not have any obligations thereto. Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in the Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of the Fund, such brokerage, derivatives, repurchase, triparty repurchase, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, MRA, CUA, MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with the Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as described in the Investment Objectives outlined in the Prospectus and/or the Statement of Additional Information of the applicable Fund delivered to, and approved by, Sub-Adviser in accordance with Section 2, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 851 of the Internal Revenue Code of 1986, as amended.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the appropriate procedures to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

If the Fund does not meet such diversification requirements at the close of any quarter by reason of a discrepancy existing immediately after the acquisition of any security or other property which is wholly or partly the result of such acquisition during such quarter shall not lose its status for such quarter as a regulated investment company if such discrepancy is eliminated within 30 days after the close of such quarter.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will comply with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies, as applicable;

d)	will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser , the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

f)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

g)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Board of Trustees such periodic and special reports as the Adviser may reasonably request;

h)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

i)	will act upon reasonable instructions from Adviser (except as to the voting of proxies) not inconsistent with the fiduciary duties and investment objectives hereunder;

j)	will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

k)	consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law. For the avoidance of doubt, the parties acknowledge and agree that the Sub-Adviser may be restricted from purchasing certain securities as a result of regulatory limits or other restrictions; and

l)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any reasonable and out-of-pocket fees or costs incurred by the Adviser, the Fund, or any Trustee of the Fund (but limiting any attorneys’ fees and expenses solely to those incurred by outside counsels and excluding the value of fees or services performed by the Adviser’s internal counsel) associated with litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. The Adviser shall, at its expense, bear any reasonable and out-of-pocket fees or costs incurred by the Sub-Adviser (but limiting any attorneys’ fees and expenses solely to those incurred by outside counsels and excluding the value of fees or services performed by the Sub-Adviser’s internal counsel) associated with litigation arising from or pertaining to (i) the services provided by the Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Sub-Adviser) and (ii) the Adviser’s or Fund’s general business operations that require the involvement or participation of the Sub-Adviser. A party’s aggregate liability to the other for all fees and costs under this section shall not exceed $50,000 per Fund for each litigation, but in no event shall fees and costs exceed $250,000 for all such litigations occurring within any twelve month period or another amount as mutually agreed by the parties. Notwithstanding the foregoing, the limitations of liability set forth above shall not apply to any indemnification obligations hereunder.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)	Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.	Custody of Assets . Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.	Brokerage . The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of all such agreements to the Adviser. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6.	Expenses . The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.	Compensation . For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.	Services to Others . Adviser understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.	Limitation of Liability . Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.	Indemnification . Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.	Duration and Termination . The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect through September 30, 2025. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board of Trustees (including a majority of the Independent Trustees), or on sixty days’ written notice by the Sub-Adviser to the Trust and the other party. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser . Adviser acknowledges and agrees that:

a)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5); and

b)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

14.	Obligations of Adviser . The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.	Confidential Treatment . All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds. It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

The confidential treatment of the information noted in this Agreement shall also apply to information shared between the Adviser and the Sub-Adviser relating to potential future funds for which the Adviser may wish to retain the Sub-Adviser’s investment advisory services.

16.	Entire Agreement; Amendment of this Agreement . This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice . All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via e-mail) or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

a)	To Adviser:
Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
E-mail: JNAMLegal@jackson.com

b)	To Sub-Adviser:
Mellon Investments Corporation
One Boston Place
201 Washington Street
Boston, MA 02108-4408
Attn: Relationship Manager
E-mail: MellonClientService@mellon.com

and

Dreyfus
200 Park Avenue
New York, NY 10166
Attention: Christine Algozzini
E-mail: Algozzini.cf@dreyfus.com

With a Copy to:
Mellon Investments Corporation
One Boston Place
201 Washington Street
Boston, MA 02108-4408
Attn: Compliance Department
E-mail: MellonCompliance@mellon.com

c)	To Trust:
JNL Investors Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

18.	Miscellaneous . The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Investors Series Trust” and “Trustees of JNL Investors Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Investors Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Representations and Warranties of the Sub-Adviser.

The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

The Sub-Adviser further represents that it has reviewed the post-effective amendment to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20.	Applicable Law . This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21.	Counterpart Signatures . This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof , the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 11th day of October, 2023, effective February 1, 2024.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

Jackson National Asset Management, LLC

By:	/s/Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer

Mellon Investments Corporation

By:	/s/Christine Algozzini
Name:	Christine Algozzini
Title:	COO, Dreyfus (a division of Mellon Investments Corporation)

Schedule A

Dated February 1, 2024

Fund
JNL Government Money Market Fund

Schedule B

Dated February 1, 2024

(Compensation)

JNL Government Money Market Fund
Average Daily Net Assets	Annual Rate
All assets	0.02%

Exhibit B

Prospectus Comparison of the JNL Government Money Market Fund

JNL Government Money Market Fund

Class I

Class SL

Investment Objective. The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.08%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses[2]	0.18%
[1]	“Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class SL
Management Fee	0.08%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.18%
Less Waiver/Reimbursement[2]	0.10%
Total Annual Fund Operating Expenses after Waiver/Reimbursement	0.08%
[1]	“Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]
JNAM has contractually agreed to waive 100% of the administrative fees of the Class. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. The example also assumes that the Class SL administrative fee waiver is discontinued after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Government Money Market Fund Class I
1 year	3 years	5 years	10 years
$18	$58	$101	$230

JNL Government Money Market Fund Class SL
1 year	3 years	5 years	10 years
$8	$48	$91	$220

Principal Investment Strategies. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities). The government securities typically have a maximum remaining maturity of 397 calendar days and the repurchase agreements are collateralized by cash or government securities with a maximum remaining maturity of 397 days. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in government securities or repurchase agreements collateralized by government securities. As a government money market fund, the Fund is exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gate. While the Fund’s Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

The Fund seeks to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment.

Principal Risks of Investing in the Fund. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund itself. The principal risks associated with investing in the Fund include:

•	Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

•	Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

•	Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

•	Repurchase agreements, purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security under a repurchase agreement or purchase and sale contract, and the market value of the security declines, the Fund may lose money.

•	U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to receive support from the U.S. Treasury.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Prior to September 19, 2016, the Fund was operated as a prime money market fund. Effective September 19, 2016, the Fund operates as a government money market fund and, as such, invests at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities).

The 7-day yield of the Class I (formerly named Institutional Class) on December 31, 2022, was 3.95%.

Information for Class SL is not shown because Class SL commenced operations on May 1, 2023.

Annual Total Returns as of December 31

Class I

Best Quarter (ended 12/31/2022): 0.84%; Worst Quarter (ended 3/31/2022): 0.00%

Average Annual Total Returns as of 12/31/2022
	1 year	5 year	10 year
JNL Government Money Market Fund (Class I)	1.31%	1.09%	0.65%
FTSE U.S. Treasury Bill Index (1-Month) (reflects no deduction for fees, expenses, or taxes)	1.48%	1.20%	0.71%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
~~Wellington Management Company LLP (“Wellington Management”)~~

Mellon Investments Corporation (“Mellon”)

Purchase and Redemption of Fund Shares

The Fund is not available for direct purchase by members of the public. The Fund’s shareholders are mutual funds owned directly or indirectly by separate accounts of Jackson or Jackson NY. All investments in the Fund must be made by the Adviser or Sub-Adviser when it has been given discretionary investment authority as adviser or sub-adviser to investing entities.

There is no minimum amount required for initial or subsequent purchases. Shares of the Fund may be purchased, redeemed, or exchanged on any day the New York Stock Exchange is open for business.

All redemption requests must be submitted in writing. Redemptions will be processed through written instruction received via fax, mail or email. If instructions are delivered via fax or email, original instructions must follow via mail.

Tax Information

The Fund expects to declare dividends from net investment income daily and make distributions monthly to shareholders. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions paid generally are treated as ordinary income or capital gains for U.S. federal income tax purposes. The tax status of any distributions paid generally remains the same regardless of how long a shareholder has held Fund shares and whether distributions are reinvested or received in cash.

JNL Government Money Market Fund

Class I

Class SL

Investment Objective. The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities). The government securities typically have a maximum remaining maturity of 397 calendar days and the repurchase agreements are collateralized by cash or government securities with a maximum remaining maturity of 397 days. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in government securities or repurchase agreements collateralized by government securities. As a government money market fund, the Fund is exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gate. While the Fund’s Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

The Sub-Adviser’s investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund’s overall weighted average maturity.

Although the Fund seeks to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Fixed-income risk
•	Income risk
•	Interest rate risk
•	Repurchase agreements, purchase and sale contracts risk
•	U.S. Government securities risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s SAI, and (ii) by calling JNL Investors Series Trust Service Center at 1-800-392-2909.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Cybersecurity risk
•	Expense risk
•	Investment in money market funds risk
•	Investment strategy risk
•	Market risk
•	Mortgage-related and other asset-backed securities risk
•	Redemption risk
•	Regulatory investment limits risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Dividends:

The Fund intends to maintain, to the extent practicable, a constant per share net asset value of $1.00. The Fund expects to declare dividends on a daily basis on each class so long as the income attributable to that class exceeds the expenses attributable to that class on each day. Such dividends will be paid monthly. If class expenses exceed class income on any day, the Fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive. The Fund has adopted this policy because, in the current investment environment, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class. For a more complete description of this policy, which can result in the Fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “Purchases, Redemptions and Pricing of Shares” in the SAI. For a description of the allocation of expenses among fund share classes, please refer to “Management of the Trust” section in this Prospectus.

The Fund is subject to a fee recapture program, whereby, the Adviser will waive fees and expenses to maintain, where practicable, a constant per share net asset value of $1.00. When income is sufficient, the Fund may pay the Adviser its investment advisory fee, along with other Fund expenses. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of 3 years.

The Sub-Adviser. The Sub-Adviser to the Fund is ~~Wellington Management Company LLP (“Wellington Management”)~~Mellon Investments Corporation (“Mellon”). Mellon is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is a publicly traded financial holding company. Mellon is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108. Dreyfus is a division of Mellon specializing in cash and liquidity management. ~~Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.~~

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2023~~2~~.